UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

COBRA ELECTRONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-511	36-2479991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Cortland Street, Chicago, Illinois	60707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 889-8870

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2014, the Compensation Committee of Cobra Electronics Corporation (the “Company”) approved 2013 incentive payments to Sally Washlow and Robert Ben, each in the amount of $5,000. No incentive payments were payable to such executive officers pursuant to the terms of the Company’s 2013 Executive Incentive Plan based on the Company’s financial results for 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2014	COBRA ELECTRONICS CORPORATION

	By:	/s/ Robert J. Ben
	Name:	Robert J. Ben
	Title:	Senior Vice President,
Chief Financial Officer and Secretary